UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

AURORA INNOVATION, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! AURORA INNOVATION, INC. 1654 SMALLMAN STREET PITTSBURGH, PA 15222 AURORA INNOVATION, INC. 2024 Annual Meeting Vote by May 22, 2024 11:59 PM ET You invested in AURORA INNOVATION, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 23, 2024. Vote Virtually at the Meeting* May 23, 2024 1:00 PM Eastern Time Virtually at: www.virtualshareholdermeeting.com/AUR2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V34972-P04250 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V34973-P04250 1. Election of Directors Nominees 1a. Brittany Bagley For 1b. Reid Hoffman For 1c. Claire D’Oyly-Hughes Johnson For 2. Approval of amendment to the Company’s Certificate of Incorporation to reflect recently adopted Delaware law provisions regarding officer exculpation. For 3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers. For 4. Approval, on an advisory basis, of the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. 1 Year 5. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024. For NOTE: In their discretion, each of the proxies is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.